Events after the reporting period	6 Months Ended
Dec. 31, 2019
Events after after the reporting period
Events after the reporting period

33         Events after the reporting period

33.1       Dividends

An interim dividend of $14,812,000 (equivalent to $0.09 per share), the pounds sterling equivalent of which was £11,323,000, was paid on 6 January 2020.

33.2       Registrations

The playing registrations of certain footballers have been disposed of, subsequent to 31 December 2019, for total proceeds, net of associated costs, of £1,278,000. The associated net book value was £160,000. Also subsequent to 31 December 2019, Solidarity contributions, sell-on fees and contingent consideration totalling £79,000, became receivable in respect of previous playing registration disposals.

Subsequent to 31 December 2019 the playing registrations of certain players were acquired or extended for a total consideration, including associated costs, of £56,151,000.